Accounts Receivable	12 Months Ended
Mar. 31, 2024
Accounts Receivable [Abstract]
ACCOUNTS RECEIVABLE
3.	ACCOUNTS RECEIVABLE

Accounts receivable amounted to $2,750,214 and $2,260,222 as of March 31, 2024 and 2023, respectively. There was no allowance for credit losses recorded for both years as all of the accounts receivable balance as of March 31, 2024 and 2023 were considered collectible.

As of August 7, 2023, the balance of accounts receivable as of March 31, 2023 has been fully collected. Approximately 99.1% or US$2.72 million of the March 31, 2024 accounts receivable balance has been subsequently collected as of the date the Company’s consolidated financial statements are released. The following table summarizes the Company’s outstanding accounts receivable and subsequent collection by aging bucket:

Accounts receivable by aging bucket	Balance as of March 31, 2024	Subsequent collection	% of subsequent collection
Overdue but within 1 year	$594,421	$591,606	99.5%
Not yet due	2,155,793	2,132,699	98.9%
Total gross accounts receivable	2,750,214	2,724,305	99.1%
Allowance for credit losses	-	-	-
Accounts receivable, net	$2,750,214	$2,724,305	99.1%

Accounts receivable by aging bucket	Balance as of March 31, 2023	Subsequent collection (1)	% of subsequent collection
Overdue	$446,735	$444,016	99.4%
Not yet due	1,813,487	1,811,212	99.9%
Total gross accounts receivable	2,260,222	2,255,228	99.8%
Allowance for credit losses	-	-	-
Accounts receivable, net	$2,260,222	$2,255,228	99.8%

(1)	The amount of subsequent collection is as of July 11, 2023.